UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

______________________

(Address of principal executive offices)

20850

____________________

(Zip Code)

(240) 864-2600

_____________________

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) CASI Pharmaceuticals, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) on June 20, 2019. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”).

Under the amendment to the 2011 Plan, the number of shares of Common Stock reserved for issuance increased from 20,230,000 to 25,230,000. The Company’s executive officers and directors are eligible to receive awards under the 2011 Plan in accordance with the terms and conditions set forth therein. A copy of the 2011 Plan was filed with the Securities and Exchange Commission on April 30, 2019 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and approved five proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Each of James Huang and Quan Zhou, Ph.D. were elected to serve as a member of the Board of Directors for a term expiring at the annual meeting of stockholders as indicated in the Proxy Statement and until his successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
James Huang	55,909,826	2,390,148	21,645,261
Quan Zhou, Ph.D.	58,032,603	267,371	21,645,261

Approval of an amendment to the 2011 Long-Term Incentive Plan. The stockholders voted to approve the amendments to the 2011 Plan, as follows:

FOR	55,279,180
AGAINST	2,990,611
ABSTAIN	30,183
BROKER NON-VOTES	21,645,261

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 170,000,000 to 250,000,000. The stockholders voted to approve the amendment to the Amended and Restated Certificate of Incorporation as follows:

FOR	75,977,345
AGAINST	2,445,315
ABSTAIN	253,672
BROKER NON-VOTES	1,268,903

Approval of the issuance of equity compensation to the Company’s Chairman and CEO. The stockholders voted to approve the issuance of option grants to the Chairman and CEO pursuant to Nasdaq Listing Rule 5635(c) and, if applicable, Nasdaq Listing Rule 5635(b), as follows:

FOR	55,154,360
AGAINST	3,110,443
ABSTAIN	35,171
BROKER NON-VOTES	21,645,261

Ratification of Independent Registered Public Accountants.  The stockholders voted to ratify the appointment of KPMG Huazhen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, as follows:

FOR	79,525,019
AGAINST	320,559
ABSTAIN	99,657
BROKER NON-VOTES	0

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of CASI Pharmaceuticals, Inc. (previously filed with, and incorporated herein by reference to, the Company’s Definitive Proxy Statement filed on April 30, 2019)

10.1	CASI Pharmaceuticals, Inc. 2011 Long-Term Incentive Plan, as amended (previously filed with, and incorporated herein by reference to, the Company’s Definitive Proxy Statement filed on April 30, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date: June 21, 2019